SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report: October 28, 1998
(Date of earliest event reported)

Commission File No. 333-51375

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of November 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-3, Home Loan Asset Backed Notes, Series 1998-3)
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                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
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     Delaware                                          06-1204982
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(State of Incorporation)                    (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                     10019
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Address of principal executive offices              (Zip Code)


                                 (212) 713-2000
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.   Other Events

     Attached as an exhibit are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as such terms are defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated, which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------
     (99)                                    Structural Term Sheets,  Collateral
                                             Term   Sheets   and   Computational
                                             Materials  prepared by  PaineWebber
                                             Incorporated   in  connection  with
                                             Empire   Funding  Home  Loan  Owner
                                             Trust   1998-3,   Home  Loan  Asset
                                             Backed Notes, Series 1998-3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAINEWEBBER MORTGAGE ACCEPTANCE
                                             CORPORATION IV


October 30, 1998

                                             By:       /s/ Barbara Dawson
                                                -------------------------------
                                                  Name:   Barbara Dawson
                                                  Title:  Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------


                                                               Paper (P) or
Exhibit No.              Description                           Electronic (E)
-----------              -----------                           --------------

   (99)                  Structural Term Sheets,  Collateral          E
                         Term   Sheets   and   Computational
                         Materials  prepared by  PaineWebber
                         Incorporated   in  connection  with
                         Empire   Funding  Home  Loan  Owner
                         Trust   1998-3,   Home  Loan  Asset
                         Backed Notes, Series 1998-3